Breeze-Eastern Shareholders Meeting
Brad Pedersen, President & CEO
September 16, 2014
Whippany, NJ
Exhibit 99.1

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INFORMATION ABOUT FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding our future operating performance, financial results, events, trends and plans. All statements in this presentation other than statements of historical facts are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties. We have attempted to identify any forward-looking statements by using words such as
“anticipates,” “believes,” “could,” “expects,” “intends,” “may,” “should” and other similar expressions. Although we believe that the expectations reflected in all of our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause our actual results, events or financial positions to differ materially from those included within the forward-looking statements.
Such factors include, but are not limited to competition from other companies; changes in applicable laws, rules, and regulations affecting the Company in the locations in which it conducts its business; interest rate trends; a decline or redirection of the United States government defense budget, the failure of Congress to approve a budget or continuing resolution, changes in spending allocation or the termination, postponement, or failure to fund one or more significant contracts by the United States government or other customers; changes in our sales strategy and product development plans; changes in the executive management team; status of labor relations; competitive pricing pressures; market acceptance of our products under development; delays in the development of products;
determination by us to dispose of or acquire additional assets; general industry and economic conditions; events impacting the U.S. and world financial markets and economies; and those specific risks disclosed in our Annual
Report on Form 10-K for the fiscal year ended March 31, 2014, Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Sales and Operating Income
($ in Millions)

(a) FY10 operating loss includes non-recurring adjustments of $13.7m ($12.2m adjustment to estimated reserves and $1.5m for un-absorbed overhead due to Company relocation).
(b) FY12 operating income includes non-recurring adjustments of $5.3m  mainly for engineering product development discontinuance and qualification unit obsolescence accruals.
(c) FY14 operating income includes non-recurring adjustments of  $0.2m ($1.2m environmental benefit offset by  a  net $1.0m charge  for a spare parts distribution change).
69.0
78.2
84.9
80.0
85.9
(6.7)
9.5
7.0
8.2
9.1
FY10 (a) FY11 FY12 (b) FY13 FY14 (c)
Sales Operating Income

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.

(a) FY10  Adjusted EBITDA  includes non-recurring adjustments of $13.7m, or 19.9% of sales , ($12.2m adjustment to estimated reserves and $1.5m for un-absorbed overhead due to Company relocation).
(b) FY12  Adjusted EBITDA includes non-recurring adjustments of $5.3m, or 6.2% of sales,  mainly for engineering product development discontinuance and qualification unit obsolescence accruals.
(c) FY14  Adjusted EBITDA includes non-recurring adjustments of  $0.2m, or 0.2% of sales, ($1.2m environmental benefit offset by  a  net $1.0m charge  for a spare parts distribution change).
-4.3
11.9
8.7
9.7
10.8
FY10 (a) FY11 FY12 (b) FY13 FY14 (c)
Adjusted EBITDA $
-6.3%
15.3%
10.3%
12.1%
12.6%
FY10 FY11 FY12 FY13 FY14
Adjusted EBITDA %
Adjusted EBITDA* $ and % of Sales
($ in Millions)
*Adjusted  EBITDA is a non-GAAP financial measure and we refer you to the appendix to this presentation for reconciliations to the most directly comparable GAAP financial measures and related information.

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Net Debt
($ in Millions)
FY08 FY09
FY10
FY11
FY12
FY13
FY14

FY15 1Q
(23.9)
(18.7)
(14.7)
(5.1)
2.0
6.7
6.0
8.9

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
FY2014: Key Accomplishments
•
Achieved Record Sales of $85.9 million
•
Began Full Rate Production to Airbus for the 400M
program
•
Initiated Development of Unique and Innovative
Products to Expand our Product Lines
•
Implemented an Improved Spare Parts Distribution
Strategy to Improve Customer Service
•
Closed 3 Environmental Sites

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Breeze-Eastern Products and Services
•
“Heroes use our equipment to save lives every day”
• Military and commercial helicopters:
•
Rescue hoists, cargo hooks, cargo winches
• Military cargo aircraft:
•
Cargo winches and parachute line retrieval winches
• Full-service supplier including:
•
Overhaul and repair
•
Spare parts
•
Training

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Breeze-Eastern Customers
•
Global Original Equipment Manufacturers (OEM) and Helicopter
Operators
•
Mission critical operations
•
Search and rescue
•
Shipboard operators
•
Global Manufacturers and Operators of Military Cargo Aircraft
•
U.S. Government and Military:
•
Army, Navy, Air Force, USMC, USCG, National Guard, Border Patrol
•
International military organizations
•
State/county police, fire, and rescue departments
•
Other global aerospace/defense companies

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Current Market Conditions
•
U.S. Department of Defense Budget Uncertainty
• Future impact not predictable
• Less vulnerable are mature programs with high-value rescue and special ops missions
• Our platform diversity and aftermarket service and parts should help mitigate any impact
•
European and International Market Demand Forecasted to be
Stable and Consistent

– Offshore oil exploration and commercial search and rescue operations
•
OEM’s continue to develop new aircraft platforms

✓	✓	
			✓	✓	
					✓
					✓
			✓	✓	
			✓	✓	
			✓	✓	✓
				✓	✓
					✓

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Major Military Platforms
Service OEM Platform Rescue Hoist Cargo Hook Cargo/Retrieval
Winch
US Army Sikorsky UH-60M
Boeing CH/MH-47
US Air Force Alenia C-27J
Boeing C-17
Sikorsky HH-60
US Navy Sikorsky MH-60R/S
USMC Sikorsky CH-53E/K
Bell/Boeing V-22
Airbus Military A400M

Product Development Cargo Winch Retrieval Winch Cargo Hook & Rescue Hoist Advanced Products • Sensors and safety improvement • Next generation hoist • Weight reduction and reliability improvements

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Environmental Site Status
• Number of Sites at the end of FY10: 14
• Number of sites closed between FY11 and FY13:  (3)
• Achieved closures during FY14: (3)
• Closed in Q1 FY15:  (1)
• Current number of sites left to close: 7

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Environmental Liability Overview
•
Breeze-Eastern is performing environmental
assessments and remediation work at seven locations,
this is down from eleven locations as of March 31,
2013.
•
In FY 2015, we expect to spend approximately $1.67
million on environmental assessments and
remediation work at the remaining seven locations.
•
The current environmental reserve at June 30, 2014 of
$9.73 million is appropriate for our estimated
environmental liability.
•
Since March 2013, our environmental reserve has been
reduced by approximately $2.95 million, due to the
progress we have made.

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Breeze-Eastern Strengths
•
Respected Global Leader in Hoists, Winches, Cargo
Hooks, and Weapons Handling
•
Highly-reliable Products
•
Full-service Provider – Design, Build, Repair, and
Maintain
•
Established and Growing Product Base for
Aftermarket Spare Parts and Overhaul & Repair
•
Strong Cash Flow and Healthy Balance Sheet

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Strategic Focus
•
New Product Development Through the New Virginia
Innovation Center
•
Improvement of Legacy Products
•
Continuous Improvement in Global Customer Service &
Support
•
Speed and Responsiveness to Customer Needs
•
Global Support Network
•
Continue to Leverage Balance Sheet Strength

Questions ?

CONFIDENTIAL INFORMATION: Any and all information, specifications, manufacturing information, schedules, marketing plans, prices or other data provided in this email to you is proprietary information belonging to Breeze-Eastern Corporation, and is not to be used, revealed, copied, transmitted or discussed with any third party without the prior written consent of Breeze-Eastern Corporation. This restriction does not limit your right to use the above information if it is properly obtained from another source without restriction.  If you have received this E-mail in error, please delete it and all its contents from your message systems and notify the sender of the erroneous receipt
EXPORT CONTROLLED - WARNING: This document may contain information that is subject to the International Traffic in Arms Regulation (ITAR) or the Export Administration
Regulations (EAR), and may not be exported, released, or disclosed to foreign nationals, either in the United States or overseas, without first complying with the export requirements/regulations of the ITAR and/or the EAR. The recipient is responsible for complying with all such export requirements/regulations. Include this notice with any reproduced portions of this document

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Appendix: Adjusted EBITDA Reconciliation
($ in Thousands)
Adjusted EBITDA* FY10 FY11 FY12 FY13 FY14
Net income (loss) $ (6,043) $ 5,026 $ 3,776 $ 4,076 $ 5,641
Provision (benefit) for income taxes (2,029) 3,524 2,741 3,794 3,310
Depreciation and amortization 1,587 2,271 1,709 1,475 1,699
Relocation expense 817 211 - - -
Interest expense 891 694 396 227 49
Other expense-net 458 213 109 93 89
Adjusted EBITDA $ (4,319) $ 11,939 $ 8,731 $ 9,665 $ 10,788

Non–GAAP Financial Measures
In addition to disclosing financial results that are determined in accordance with Generally Accepted Accounting Principles generally accepted in the United States of America (“GAAP”), the Company also discloses Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, other income/expense, loss on debt extinguishment, and relocation expense).  The Company presents Adjusted
EBITDA because it considers it an important supplemental measure of performance.  Measures similar to Adjusted EBITDA are widely used by the Company and by others in the Company's industry to evaluate performance and valuation.  The Company believes Adjusted EBITDA facilitates operating performance comparisons from period to period and company to company by backing out potential differences caused by variations in capital structure (affecting relative interest expense), tax positions (such as the impact on periods or companies of changes in effective tax rates or net operating losses)
and the age and book depreciation of facilities and equipment (affecting relative depreciation expense).  The Company also presents Adjusted EBITDA because it believes it is frequently used by investors and other interested parties as a basis for evaluating performance.
Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP.  Some of the limitations of
Adjusted EBITDA are that (i) it does not reflect the Company's cash expenditures for capital assets, (ii) it does not reflect the significant interest expense or cash requirements necessary to service interest or principal payments on the Company's debt, and (iii) it does not reflect changes in, or cash requirements for, the Company's working capital.  Furthermore, other companies in the aerospace and defense industry may calculate these measures differently than the manner presented above.  Accordingly, the Company focuses primarily on its GAAP results and uses Adjusted EBITDA only supplementally.